                                                                  EXHIBIT 10.40D


                                   EXHIBIT D
                                   ---------

                             SCHEDULE OF EXCEPTIONS

                                                                       EXHIBIT D

                            SCHEDULE OF EXCEPTIONS
                            ----------------------

2.1    Organization and Standing; Qualification.

       None.

2.2    Authority.

       The Company must authorize additional shares of Common Stock.

2.3    Capitalization.

       (a)  Warrants.

       Warrants to purchase shares of Common Stock were granted as follows:

       The Imperial Bank Note/Warrants, specifically set forth below, include a net exercise feature, a repurchase on sale provision, and an anti-dilution feature for adjusting the price and number of issuable common shares, as are more fully set forth in the specific warrant agreements provided to Purchaser. Exception 2.16 is incorporated herein.


-----------------------------------------------------------------------------------------------------------
                                        Anchor Pacific Underwriters
                                                Warrant Log
-----------------------------------------------------------------------------------------------------------
Participant                                           Warrant Date   Maturity     Strike      Outstanding
                                                                       Date        Price       Warrants
 -----------------------------------------------------------------------------------------------------------
     Subordinated Notes/Warrants
-----------------------------------------------------------------------------------------------------------
Steve Gonsalves                                       Aug-96        Aug-01           $1.35           10,000
-----------------------------------------------------------------------------------------------------------
Gonsalves and Santucci, Inc.                          Aug-96        Aug-01           $1.35           10,000
-----------------------------------------------------------------------------------------------------------
Christine Behrens - APU 401-K                         Sep-96        Sep-01           $1.35            2,000
-----------------------------------------------------------------------------------------------------------
James Dunathan - APU 401-K                            Sep-96        Sep-01           $1.35            2,000
-----------------------------------------------------------------------------------------------------------
Earl Wiklund-APU 401-K                                Sep-96        Sep-01           $1.35            2,000
-----------------------------------------------------------------------------------------------------------
James Wieking - APU 401-K                             Sep-96        Sep-01           $1.35            4,000
-----------------------------------------------------------------------------------------------------------
Donald Putnam - APU 401-K                             Sep-96        Sep-01           $1.35            4,000
-----------------------------------------------------------------------------------------------------------
Susan Sula                                            Sep-96        Sep-01           $1.35            2,000
-----------------------------------------------------------------------------------------------------------
       TOTAL:                                                                                        36,000
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Participant                                           Warrant Date   Maturity      Strike      Outstanding
                                                                       Date        Price         Warrants
------------------------------------------------------------------------------------------------------------
          Subscription Agreements/Warrants
------------------------------------------------------------------------------------------------------------
Earl Wiklund                                          Jan-97        Jan-02           $0.90            11,111
------------------------------------------------------------------------------------------------------------
Steve Gonsalves                                       Jan-97        Jan-02           $0.90            55,555
------------------------------------------------------------------------------------------------------------
Donald Putnam                                         Jan-97        Jan-02           $0.90            33,333
------------------------------------------------------------------------------------------------------------
Earl Wiklund                                          Feb-97        Feb-02           $0.90             5,555
------------------------------------------------------------------------------------------------------------
James Wieking                                         Feb-97        Feb-02           $0.90            27,777
------------------------------------------------------------------------------------------------------------
Audie Dudum                                           Mar-97        Mar-02           $0.90            22,222
------------------------------------------------------------------------------------------------------------
Terrance O'Dwyer                                      Mar-97        Mar-02           $0.90            17,000
------------------------------------------------------------------------------------------------------------
John Carroll                                          Apr-97        Apr-02           $0.90            11,111
------------------------------------------------------------------------------------------------------------
Jeff Kaufman                                          Apr-97        Apr-02           $0.90            22,222
------------------------------------------------------------------------------------------------------------
Garrett Cecchini                                      Apr-97        Apr-02           $0.90            22,222
------------------------------------------------------------------------------------------------------------
Peter Logan                                           Apr-97        Apr-02           $0.90            22,222
------------------------------------------------------------------------------------------------------------
John Warner                                           Apr-97        Apr-02           $0.90            11,111
------------------------------------------------------------------------------------------------------------
Robert Baratta                                        Apr-97        Apr-02           $0.90            10,000
------------------------------------------------------------------------------------------------------------
Nino Pedrini                                          Apr-97        Apr-02           $0.90            10,000
------------------------------------------------------------------------------------------------------------
Terrance O'Dwyer                                      Jul-97        Jul-02           $0.90            13,000
------------------------------------------------------------------------------------------------------------
Lawrence Hayes                                        Aug-97        Aug-02           $0.90            11,111
------------------------------------------------------------------------------------------------------------
Thomas Pomeroy                                        Aug-97        Aug-02           $0.90            11,111
------------------------------------------------------------------------------------------------------------
Donald Cameron                                        Sep-97        Sep-02           $0.90            27,777
------------------------------------------------------------------------------------------------------------
               TOTAL:                                                                                344,440
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
          10% Note/Warrants
------------------------------------------------------------------------------------------------------------
Steve Gonsalves                                       Sep-97        Sep-02           $0.90            30,000
------------------------------------------------------------------------------------------------------------
Earl Wiklund                                          Sep-99        Sep-04           $0.50            12,000
------------------------------------------------------------------------------------------------------------
               TOTAL:                                                                                 42,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
     Engagement Letter/Warrants
------------------------------------------------------------------------------------------------------------
Steve Gerbsman                                        Aug-97        Aug-02           $0.90            30,000
------------------------------------------------------------------------------------------------------------
               TOTAL:                                                                                 30,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
     Imperial Bank Note/Warrants
------------------------------------------------------------------------------------------------------------
Imperial Bank* (see note above)                       Oct-97        Oct-02           $1.75*           95,000*
------------------------------------------------------------------------------------------------------------
                                                      Nov-98        Nov-03           $0.50*           80,000*
------------------------------------------------------------------------------------------------------------
                                                      Apr-99        May-04           $0.60*          100,000*
------------------------------------------------------------------------------------------------------------
                                                      Dec-99        Dec-04           $0.50*           80,000*
------------------------------------------------------------------------------------------------------------
               TOTAL:                                                                                355,000*
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Participant                                           Warrant Date   Maturity     Strike      Outstanding
                                                                       Date        Price       Warrants
 -----------------------------------------------------------------------------------------------------------
     System Industries/Warrants
-----------------------------------------------------------------------------------------------------------
Unsecured Creditors                                   unknown       unknown          $3.00          195,789
-----------------------------------------------------------------------------------------------------------
               TOTAL:                                                                               195,789
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
          Series B Warrants
-----------------------------------------------------------------------------------------------------------
Gordon Silverstein                                       Oct-98       Oct-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Earl Wiklund                                             Oct-98       Oct-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Donald Putnam                                            Oct-98       Oct-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Thomas Hedford                                           Nov-98       Nov-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Robert Rath                                              Nov-98       Nov-03         $0.50           10,000
-----------------------------------------------------------------------------------------------------------
Jim Wieking                                              Nov-98       Nov-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Stuart Rosendahl                                         Dec-98       Dec-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Gordon Silverstein                                       Dec-98       Dec-03         $0.50            6,000
-----------------------------------------------------------------------------------------------------------
Robert Baratta                                           Dec-98       Dec-03         $0.50           22,750
-----------------------------------------------------------------------------------------------------------
Nino Pedrini Trust                                       Dec-98       Dec-03         $0.50           22,750
-----------------------------------------------------------------------------------------------------------
Donald Cameron                                           Jan-99       Jan-04         $0.50           20,000
-----------------------------------------------------------------------------------------------------------
               TOTAL:                                                                               117,500
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
          Series D Warrants
-----------------------------------------------------------------------------------------------------------
Richard Frank                                            Mar-99       Mar-04         $0.50           30,000
-----------------------------------------------------------------------------------------------------------
Guarantee Life                                           May-99       May-04         $0.50           36,000
-----------------------------------------------------------------------------------------------------------
James Dunathan - APU 401-K                               Jun-99       Jun-04         $0.50            5,400
-----------------------------------------------------------------------------------------------------------
Charles Klinedinst                                       Jul-99       Jul-04         $0.50           15,000
-----------------------------------------------------------------------------------------------------------
James Dunathan                                           Sep-99       Sep-04         $0.50           21,000
-----------------------------------------------------------------------------------------------------------
Donald Cameron                                           Oct-99       Oct-04         $0.50           60,000
-----------------------------------------------------------------------------------------------------------
               TOTAL:                                                                               167,400
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
          Series E Warrants
-----------------------------------------------------------------------------------------------------------
Ward N.A.                                                Nov-99       Nov-04         $0.50           90,000
-----------------------------------------------------------------------------------------------------------
Ward N.A.                                                Dec-99       Dec-04         $0.50           90,000
-----------------------------------------------------------------------------------------------------------
Ward N.A.                                                Dec-99       Dec-04         $0.50           60,000
-----------------------------------------------------------------------------------------------------------
Ward N.A.                                                Jan-00       Jan-05         $0.50           39,000
-----------------------------------------------------------------------------------------------------------
Ward N.A.                                                Feb-00       Feb-05         $0.50           21,000
-----------------------------------------------------------------------------------------------------------
               TOTAL:                                                                               300,000
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
          TOTAL WARRANTS:                                                                         1,588,129
-----------------------------------------------------------------------------------------------------------

(b)  Options.

          In accordance with the approval of the shareholders at the Company's annual shareholder meeting held on May 12, 1998, the Company's 1994 Stock Option Plan ("Plan") must be amended to reflect the authorized Common Stock to be 16,000,000, authorized Preferred Stock to be 2,000,000, with 1,000,000 shares of Common Stock reserved for the Plan.

          The following is a list of the outstanding options of the Company:

-----------------------------------------------------------------------------------------
                                 Anchor Pacific Underwriters

                                          Option Log

-----------------------------------------------------------------------------------------
Optionee                          Grant Date      Number of      Option Price      Vested
                                                    Options                       Options
-----------------------------------------------------------------------------------------
Dunathan, James                      6/20/95         54,350          $1.50         54,350
-----------------------------------------------------------------------------------------
                                     6/24/96          1,000          $1.60            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     8/16/97         50,000          $0.90         50,000
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.81            250
-----------------------------------------------------------------------------------------
                                    12/21/98         10,000          $0.90         10,000
-----------------------------------------------------------------------------------------
                                    12/21/98          6,000          $0.50          6,000
-----------------------------------------------------------------------------------------
Wiklund, Earl                        6/20/95         45,000          $1.50         45,000
-----------------------------------------------------------------------------------------
                                     6/24/96          1,000          $1.45            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.81            250
-----------------------------------------------------------------------------------------
Gonsalves, Steve                     6/20/95         15,000          $1.50         15,000
-----------------------------------------------------------------------------------------
                                     5/14/96          1,000          $1.63            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/96          1,000          $0.81            250
-----------------------------------------------------------------------------------------
Sanford, Michael                     6/20/95         35,000          $1.50         35,000
-----------------------------------------------------------------------------------------
                                     5/14/96          1,000          $1.63            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.81            250
-----------------------------------------------------------------------------------------
MacCullough, R.                      6/20/95         35,000          $1.50         35,000
-----------------------------------------------------------------------------------------
                                     5/14/96          1,000          $1.63            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.81            250
-----------------------------------------------------------------------------------------
Silverstein, Gordon                  3/10/97         15,000          $1.00          7,500
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.81            250
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                        Anchor Pacific Underwriters

                                                 Option Log

-----------------------------------------------------------------------------------------
Optionee                          Grant Date      Number of      Option Price      Vested
                                                    Options                       Options
-----------------------------------------------------------------------------------------
Dudum, Audie J.                      6/20/95         35,000          $1.50         35,000
-----------------------------------------------------------------------------------------
                                     5/14/96          1,000          $1.63            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.81            250
-----------------------------------------------------------------------------------------
Putnam, Donald B.                    6/20/95         25,000          $1.65         25,000
-----------------------------------------------------------------------------------------
                                     6/24/96          1,000          $1.60            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $1.00            500
-----------------------------------------------------------------------------------------
                                     5/12/98          1,000          $0.89            250
-----------------------------------------------------------------------------------------
Wieking, James P.                    6/20/95         25,000          $1.65         25,000
-----------------------------------------------------------------------------------------
                                     6/24/96          1,000          $1.60            750
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $1.00            500
-----------------------------------------------------------------------------------------
                                     5/12/96          1,000          $0.89            250
-----------------------------------------------------------------------------------------
Hayes, Lawrence                     10/28/96         15,000          $1.45         11,250
-----------------------------------------------------------------------------------------
                                     5/13/97          1,000          $0.90            500
-----------------------------------------------------------------------------------------
                                     5/12/96          1,000          $0.81            250
-----------------------------------------------------------------------------------------
Van Laanen, E.J.                     6/20/95         35,000          $1.50         35,000
-----------------------------------------------------------------------------------------
Dutcher, Robert                      6/20/95          1,500          $1.50          1,500
-----------------------------------------------------------------------------------------
Haynosch, Carol J.                   6/20/95         10,000          $1.50         10,000
-----------------------------------------------------------------------------------------
Scrivens, Martha                     6/20/95          1,000          $1.50          1,000
-----------------------------------------------------------------------------------------
                                     5/12/98          1,500          $0.81            375
-----------------------------------------------------------------------------------------
Penning, Cora                        6/20/95          5,000          $1.50          5,000
-----------------------------------------------------------------------------------------
O'Connell, Paulette                  6/20/95          2,000          $1.50          2,000
-----------------------------------------------------------------------------------------
Petersen, Raymond                    6/20/95         10,000          $1.50         10,000
----------------------------------------------------------------------------------------
Klemmensen, Bea                      6/20/95          1,000          $1.50          1,000
----------------------------------------------------------------------------------------
Meyer, Linda                         6/20/95          1,000          $1.50          1,000
----------------------------------------------------------------------------------------
Monroe, Nancy                        6/20/95          1,000          $1.50          1,000
----------------------------------------------------------------------------------------
Rodriguez, Kim                       6/20/95          1,000          $1.50          1,000
----------------------------------------------------------------------------------------
Scoff, Theresa                       8/19/95          1,000          $2.19          1,000
----------------------------------------------------------------------------------------
Jones, Daryl                         6/20/95            500          $1.50            500
----------------------------------------------------------------------------------------
McCuish, Tracy                       6/20/95            500          $1.50            500
----------------------------------------------------------------------------------------
Nelson, Karen                        6/20/95            500          $1.50            500
----------------------------------------------------------------------------------------
Packard, Karen                       6/20/95            500          $1.50            500
----------------------------------------------------------------------------------------
Robinson, Norma                      6/20/95            500          $1.50            500
----------------------------------------------------------------------------------------
Barajas, Monica                      6/20/95            100          $1.50            100
----------------------------------------------------------------------------------------
Ebert, Susan                         6/20/95            100          $1.50            100
----------------------------------------------------------------------------------------
Pheine, Marion                       6/20/95            100          $1.50            100
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           Anchor Pacific Underwriters

                                                    Option Log

------------------------------------------------------------------------------------------------------------
Optionee                                Grant Date             Number of           Option Price       Vested
                                                                 Options                             Options

------------------------------------------------------------------------------------------------------------
Schumann, Joann                            6/20/95                  100               $1.50              100
------------------------------------------------------------------------------------------------------------
Sorbello, Donna                            6/20/95                  100               $1.50              100
------------------------------------------------------------------------------------------------------------
Stewart, Donald                            6/24/96                  100               $1.45            1,875
------------------------------------------------------------------------------------------------------------
Santos, Rosemarie                          6/24/96                  100               $1.45               75
------------------------------------------------------------------------------------------------------------
Stepp, Marilyn                             6/24/96                  100               $1.45               75
------------------------------------------------------------------------------------------------------------
Winningham, Tiffany                        6/24/96                  100               $1.45               75
------------------------------------------------------------------------------------------------------------
Stief, Vicki                               6/26/97                1,000               $0.90              500
------------------------------------------------------------------------------------------------------------
Johnson, Carolyn                           6/26/97                  500               $0.90              250
------------------------------------------------------------------------------------------------------------
Boyd, Lynn A.                              6/20/95               10,000               $1.50           10,000
------------------------------------------------------------------------------------------------------------
Almarez, Renee                             5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Dominguez, Kathie                          5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Grim, Aaron                                5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Hubbert, Corrine                           5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Tomajan, Penne                             5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Wirth, Dora                                5/12/98                   25               $0.81               25
------------------------------------------------------------------------------------------------------------
Fish, Carole L.                            6/20/95                  500               $1.50              500
------------------------------------------------------------------------------------------------------------
Kallen, Renee                              6/24/96                  100               $1.45               75
------------------------------------------------------------------------------------------------------------
Strodel, Marilyn                           6/24/96                  100               $1.45               75
------------------------------------------------------------------------------------------------------------
Jordan, Catherine                          6/26/97                  100               $0.90               50
------------------------------------------------------------------------------------------------------------
Rath, Robert                               6/26/97               10,000               $0.90            5,000
------------------------------------------------------------------------------------------------------------
Turney, Jerry                              5/12/96                5,000               $0.81            1,250
------------------------------------------------------------------------------------------------------------
Sotherlund, Connie                         5/12/98                2,500               $0.81              625
------------------------------------------------------------------------------------------------------------
Alvarez, Margaret                          5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Comer, Kristin                             5/12/98                  100               $0.81               25
------------------------------------------------------------------------------------------------------------
Kent, Don                                  1/29/99                2,500               $1.00              625
------------------------------------------------------------------------------------------------------------
Thomas Hedford                             1/19/98               12,500               $0.88            6,250
------------------------------------------------------------------------------------------------------------
Deborah Koler                              1/19/98                2,500               $0.88            1,250
------------------------------------------------------------------------------------------------------------
Stuart Rosendahl                           1/19/98                7,500               $0.88            3,750
------------------------------------------------------------------------------------------------------------
Bell, Suzanne                              1/29/99                2,500               $1.00              625
------------------------------------------------------------------------------------------------------------
Meyer, Rod                                 1/29/99                2,500               $1.00              625
------------------------------------------------------------------------------------------------------------
Sharer, Andrea                             1/29/99                2,500               $1.00              625
------------------------------------------------------------------------------------------------------------
Kruger, Susan                              1/29/99                1,500               $1.00              375
------------------------------------------------------------------------------------------------------------
May, Terese                                1/29/99                1,500               $1.00              375
------------------------------------------------------------------------------------------------------------
Johnson, Regenia                           1/29/99                1,000               $1.00              250
------------------------------------------------------------------------------------------------------------
Carlson, Sandra                            1/29/99                  500               $1.00              125
------------------------------------------------------------------------------------------------------------
Appleman, Scott                            1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                          Anchor Pacific Underwriters

                                                    Option Log

------------------------------------------------------------------------------------------------------------
Optionee                                Grant Date             Number of           Option Price       Vested
                                                                 Options                             Options

------------------------------------------------------------------------------------------------------------
Baker, Keith                               1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Bedlion, Amy                               1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Bristol, Lisa                              1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Canton, James                              1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Clark, Jody                                1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Crase, Colleen                             1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
DeLong, Charlene                           1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Festner, Roberta                           1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Fisher, Lisa                               1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Fraly, Denise                              1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Graff, Adam                                1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Graff, Jason                               1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Haughland, Cynthia                         1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Hren, Terry                                1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Humphrey, Christie                         1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Kaaihue, Herbert                           1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Laney, Jan                                 1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Menefee, Michelle                          1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Meyer, Mathew                              1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Norris, Denise                             1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
O'Berle, Jeffrey                           1/29/99                   25               $1.00               25
------------------------------------------------------------------------------------------------------------
Owings, Sally                              1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Walker, Marci                              1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Winter, Shirley                            1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Yarbrough, Nancy                           1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------
Zhu, Xia                                   1/29/99                  100               $1.00               25
------------------------------------------------------------------------------------------------------------

            2.4  Validity.

                 None.

            2.5  SEC Filings.

                 The Company did not file a 1999 Proxy Statement with the SEC, however, the information was otherwise contained in the Company's subsequent 10-K filing with the SEC.

     2.6    Absence of Changes or Events.

            None.

     2.7    Material Contracts and Agreements.

            (i) Office Lease for property located at 1800 Sutter Street, Suite 400, Concord, California.

                   Sublease dated January 1, 1999 by and between the Company and Talbot Agency of California, Inc. for space located at 1800 Sutter Street, 5/th/ Floor, Concord, California.

                   Payment and Security Agreement dated October 6, 1999 by and between Kaiser Center, Inc. as agent for Kaiser Aluminum Chemical Corporation and Company.

                   Schedule 2.8 is incorporated herein.

            (ii) A two (2) year non-compete provision is included in the Purchase Agreement dated January 15, 1999, effective December 21, 1998, by and between the Company and Talbot Agency of California, Inc. relating to the sale of the assets of Putnam Knudsen & Wieking, Inc. (the "PKW Agreement"). The PKW Agreement was provided to Purchaser.

            (iv) The Company has employment agreements with all of its employees. Copies of those employment agreements have been provided to the Purchaser.

            (v) The Company has provided to the Purchaser the Contracts relating to the following aggregate debt obligations, of which the Company is currently a party:

                   1.   Imperial Bank Notes:        $881,985.75
                                                    $200,000.00

                   2.   Subordinated Notes:         $ 80,000.00

                   3.   Debentures:  Series A       $ 60,000.00
                                     Series B       $250,000.00
                                     Series D       $244,000.00
                                     Series E       $500,000.00

                    4.    10% Notes:JR Dunathan      $ 25,000.00
                              Earl Wicklund          $ 20,000.00

     2.8       Accounts Receivable.

               Under the terms of the PKW Agreement, the Company is claiming a right to receive certain 1998 Direct Bill Receivables from Talbot Agency of California. The Company is currently negotiating with Talbot to resolve this claim.

     2.9       Fixed Assets.

               None.

     2.10      Title to Properties and Assets; Liens; etc.

               None.

     2.11      Compliance with Other Instruments.

               The Company must amend its Certificate of Incorporation to authorize additional shares of Common Stock to comply with the terms and conditions of the Purchase Agreement. Further, the Bylaws of the Company must be amended to reduce the number of members on the Board of Directors.

     2.12      Litigation, etc.

               The Company entered into a Payment and Security Agreement dated October 6, 1999 by and between Kaiser Center, Inc. as agent for Kaiser Aluminum Chemical Corporation and Company relating to certain claims arising out of certain lease obligations of the Company.

               Schedule 2.8 is incorporated herein by reference.

     2.13      Tax Returns, Payments and Elections.

               None.

     2.14      Employees.

               None.

     2.15      Insurance.

               None.

     2.16      Registration Rights.

               The Warrant Agreements with Imperial Bank are subject to a requirement that the Company enter into a Registration Rights Agreement with Imperial Bank.

     2.17      Governmental Consents.

               None.

     2.18      Offering.

               None.

     2.19      Operating Rights.

               None.

     2.20      Protection of Proprietary Information.

               None.

     2.21      Rights in Proprietary Information.

               None.

     2.22      Minute Books.

               None.

     2.23      Voting Agreements.

               None.

     2.24      Full Disclosure.

               None.